TRAVELERS SERIES FUND INC.

on behalf of its series,

Smith Barney High Income Portfolio

SB Adjustable Rate Income Portfolio

Supplement Dated February 10, 2006

to Prospectuses Dated February 28, 2005, as amended

The following information supplements and supersedes any contrary information contained in the Prospectuses under the caption “Management”:

Effective February 10, 2006, Smith Barney Fund Management LLC (the “manager”), the fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for the Smith Barney High Income Portfolio: S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Ian R. Edmonds and Timothy J. Settel.

Effective February 10, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for the SB Adjustable Rate Income Portfolio: S. Kenneth Leech, Stephen A. Walsh, Ronald D. Mass, Mark Lindbloom and Theresa Veres.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Each fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Mr. Leech, Mr. Walsh and Mr. Mass have been employed as portfolio managers for Western Asset for more than five years.

Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

Ms. Veres joined Western Asset in 2006. Prior to this, Ms. Veres was a director of Citigroup Global Markets and had been employed by Salomon Brothers Asset Management Inc since March 1997. Ms. Veres has been a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and mortgage securities.

Mr. Edmonds and Mr. Settel have been employed by Western Asset or an affiliate for the past five years.

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